UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2024

SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
	1 E. Sheridan Ave, Suite 500 Oklahoma City, Oklahoma	73104
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 Current Report on Form 8-K/A (the “Amendment”) of SandRidge Energy, Inc. (the “Company”), amends and supplements the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on September 3, 2024 (the “Initial Form 8-K”), which reported under Item 2.01 that, on August 30, 2024, the Company closed the previously announced acquisition of Upland Exploration’s oil and gas assets in the Cherokee Play of the Western Anadarko Basin (the “Assets”), pursuant to that certain amended Purchase and Sale Agreement (“PSA”), dated August 30, 2024 with Upland Exploration, LLC, and Upland Operating, LLC (the “Transaction”). This amendment amends Item 9.01 of the Initial Form 8-K solely to provide the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that was not included in the Initial Form 8-K. Except as provided herein, this Amendment does not amend, modify, or update the disclosures contained in the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired

The unaudited combined statement of revenues and direct operating expenses of the Assets for the six months ended June 30, 2024, including the related notes thereto, are filed herewith as Exhibit 99.1.

The audited combined statement of revenues and direct operating expenses of the Assets for the year ended December 31, 2023, including the related notes thereto, are filed herewith as Exhibit 99.2.

(b) Pro forma financial information

The unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2024 and the year ended December 31, 2023, including the related notes thereto, giving effect to the Transaction are filed herewith as Exhibit 99.3. The unaudited pro forma financial information gives effect to the Transaction on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits

23.1	Consent of Grant Thornton LLP

23.2	Consent of Cawley, Gillespie & Associates

99.1	Unaudited combined statement of revenues and direct operating expenses of the Assets for the six months ended June 30, 2024

99.2	Audited combined statement of revenues and direct operating expenses of the Assets for the year ended December 31, 2023

99.3	Unaudited pro forma condensed combined statements of operations of SandRidge Energy, Inc. for the nine months ended September 30, 2024 and for the year ended December 31, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: November 14, 2024	By:	/s/ Jonathan Frates

Jonathan Frates

Executive Vice President and Chief Financial Officer